Appendix Exhibit 99.2

I/O Connector
Contacts
Battery Contacts
Internal Antenna Contacts
Grounding Clips
and Audio Jacks
Micro Mezzanine
Connectors for
LCD Screen
Internal Electronics and LED
• Thin Film Materials – Power
amplifiers, LED, SAW and
BAW devices, filters, and ICs
• Hermetic Solutions for SAW
• Refining / Recycling
• Precision Parts Cleaning
Other Smart Phone Applications:
• Circuit Board and IC Inspection
• RoHS Compliance Assurance
• Cellular Infrastructure with High Power
RF Packaging
Internal Electronics
• Precursor materials for GaAs
wafer production
Applications: Smart Phones

Avionics/Electrical
Systems
Airframe Structure
Landing Gear
Attachments
Engine and Pylon
Attachments
Flight Control
Mechanisms
Horizontal Stabilizer &
Rudder Attachments
Hydraulic Systems
Fuel Systems
Wing Attachments
Doors & Hatches
Landing Gear
Components
Flight Attendant
Jumpseat Spring
Safety Slide
Mechanism
Other Aerospace Applications:
• Baggage Inspection
• Nondestructive Evaluation (Cracked
Component Detection)

Applications: Aerospace

Applications: Defense
• Infrared Sensors for Fighter Jet
and UAV Optical Targeting
• Electronic Packaging for
Defense Avionics, Radar and
Electronic Countermeasure
Systems
• Structural and Electronic
Components for Satellites
• X-ray Windows in Security
Imaging Systems
• Laser Protection Optical
Coatings
• Night Vision System Optics

Lithium Ion Battery
Interconnects
Battery Management
Resistors
Electronic Power
Steering Modules
ABS Leadframes
Engine Efficiency Oxygen
Sensors
Mirror & Windshield Electronic
Connections
Air Bag Sensors
Lamp Socket Connectors
Auto Dimming Mirror
Connectors
Hybrid Vehicle Motor &
Module Connectors
Window and Door
Switches
Fuel Pump and Fuel
Level Sensors
Battery
Terminals
Engine Ignition and
Control Modules
Battery & Relay Control
Modules
Turn Signal and Emergency
Flasher Relays
On Board
Telematics
Applications: Automotive Electronics

Under Water Wellhead Equipment
Directional Drilling
Equipment
MWD, LWD, MPT Systems
Drill Bits
Structural Rig
Components
Wellhead Control Equipment
Other Oil & Gas Applications:
• Artificial Lift Equipment
• Elemental Analysis
• Down Hole X-Ray Inspection
ROV’s, blow out preventers, hydraulic
actuators, control fluid couplings
Applications: Oil & Gas

Technology: Amorphous Silicon
(a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers
Technology: Cadmium Telluride (CdTe)
Thin Film (PVD)  Materials
Cadmium based solar cell architecture. N and P
type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers
Technology: Copper Indium
Gallium Selenide (CIGS)
Thin Film (PVD) Materials as
well as Powders for Printing
CIGS applications
Copper Indium Gallium Selenide
thin film and screen printing
applications for flexible and rigid
solar cells.
Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating  Solar rays
into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic  Substrates
Technology: Flexible Solar Cells / Building
Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate
applications such as roofing tiles or defense.
Technology: Crystalline
Silicon (Si)
Interconnect Materials
Front and backplane systems for
high efficiency designs.
Applications: Solar Energy

Applications: Telecommunications Infrastructure
Base Stations
• Coaxial Connectors
• High Power Amplifiers
Local Area Networks
• Shielding
• Modular Jacks
• PCB Sockets
• Processor Sockets
Other Telecommunications Infrastructure
Applications
• Undersea Repeater Housings

Cardiac Rhythm Management
• Electronic Interconnects/Components
• Niobium/Titanium Electron Beam Weld
Insulin Pump
• EMI Shielding and Grounding
• Electrical Terminals in Connectors
Seizure Control
• Thin Film Deposition Implantable
Electrode – Parkinson's disease
(R&D)
External Glucose Analysis
• Subcutaneous sensors for glucose measurement
Subcutaneous Glucose Analysis
• Thin Film Coatings – Electrode Monitoring device
Radiation Therapy –
Neutron Reflectors
X-Ray Mammography
Other Medical Applications:
• CT Scan
• Diagnostic X-Rays
• Advanced Drug Delivery Components
• Diagnostic Electronic Components
• Anesthesia Monitoring Components
•
Operating Instruments
Applications: Medical

Value-Added Sales: Advanced Material Technologies

Q1 2011
Consumer Electronics
30%
Industrial Components &
Commercial Aerospace
9%
Defense & Science
19%
Energy
4%
Telecommunications
Infrastructure
4%
Medical
11%
Other
11%
Services
12%

Value-Added Sales: Performance Alloys

Q1 2011
Consumer Electronics
26%
Industrial Components &
Commercial Aerospace
18%
Defense & Science
2%
Automotive Electronics
11%
Energy
12%
Telecommunications
Infrastructure
11%
Medical
2%
Appliance
13%
Other
5%

Value-Added Sales: Beryllium and Composites A-11 Q1 2011 Industrial Components & Commercial Aerospace 26% Defense & Science 44% Energy 1% Telecommunications Infrastructure 9% Medical 13% Other 7%

Value-Added Sales: Technical Materials A-12 Q1 2011 Consumer Electronics 36% Automotive Electronics 50% Energy 7% Medical 1% Other 6%

New Product and Technology Development
Advanced Material Technologies
– Optics Coating Materials and Large Format Components
– Precision Optical Thin Film Coatings (specialty filters)
– Thin Film Electrodes (medical diagnostics)
– Optical package for New Photonics applications
– RF packages for the latest transistor technology (3G and 4G infrastructure)
– Expanded refining/chamber services – Compliment to Thin Film Materials &
Coating businesses
– Large format Thin Film Materials for large area coatings ( Energy, Solar )
– Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings
– MEMS and Photovoltaic Packaging Materials
– Nanotechnology Materials
– Materials for High Brightness LEDs
– Specialty Inorganic Compounds (Solar, Security)
– Precious Metal Materials – rod, bar, sheet, slugs, etc.
– Refining and Metal Recovery and Management Services

New Product and Technology Development
Performance Alloys
– ToughMet® Alloy for High Volume Bearing Applications
– BrushForm 158 for Voice Coil Motor (VCM) applications
– Materion R270 Strip
Beryllium and Composites
– Nearer net shape fabrication (hot isostatic pressing)
– Truextent™ speaker diaphragms
– Coatings
– Nuclear beryllium materials
Technical Materials
– Li lon Battery Interconnects
– Power Electronics
– Solar Leadframe Application
– Medical Applications
– Hard Drives

Appendix